UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2021

BIOSTAGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35853	45-5210462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Suite 11, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (774) 233-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2021, Herman Sanchez, a Senior Partner at Trinity Life Sciences joined the Board of Directors (the “Board”) of Biostage, Inc. (the “Company”) as a Class III director. Mr. Sanchez was also appointed to be a member of the Audit Committee of the Board. The appointments to the Board and the Audit Committee were effective immediately. As a Class III director, the initial term of Mr. Sanchez as director will run until the Company’s 2022 annual meeting of stockholders and until his successor is duly elected and qualified, or until his resignation or removal.

In connection with his appointment, the Company will grant Mr. Sanchez, on the fifth business day following his appointment, stock options with a value of $25,000 at the grant date that will vest in full in equal quarterly increments over a period of one year from the grant date. In addition, for his service, Mr. Sanchez will receive compensation commensurate with that received by the Company's other non-employee directors, which as may be modified by the Board from to time, currently includes annual compensation of cash fees of $20,000 to be paid in quarterly increments, and an annual grant of stock options, granted on the fifth business day following the Corporation’s annual stockholders meeting, with a value of $25,000 at the grant date to vest in full in equal quarterly increments over a period of one year from the grant date. In addition, all non-employee directors shall be reimbursed for their expenses incurred in connection with attending Board and committee meetings.

Mr. Sanchez does not have any family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or officer.

On January 25, 2021, the Company issued a press release regarding the appointment of Mr. Sanchez. The full text of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Biostage, Inc. on January 25, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSTAGE, INC.
(Registrant)

January 25, 2021	/s/ Hong Yu
(Date)	Hong Yu
President